                                                                    EXHIBIT 99.1

---------------------------------------------------------------------------------------------------------------------------
                                                                  Deal Summary Report
---------------------------------------------------------------------------------------------------------------------------
                                                         Assumptions
---------------------------------------------------------------------------------------------------------------------------
Settlement         30-Sep-2002 Prepay                 25     CPR                                               Balance
1st Pay Date       25-Oct-2002 Default                 0     CDR                                     $212,776,776.00
                               Recovery                0  months
                               Severity                       0%

---------------------------------------------------------------------------------------------------------------------------
    Tranche         Balance       Coupon     Principal       Avg     Dur    Yield    Spread   Bench   Price       $@1bp
     Name                                     WindowLi        fe                        bp              %
---------------------------------------------------------------------------------------------------------------------------
1A                  34,022,000.00   5.2498   10/02 - 08/32     3.22  2.780   4.0050       158 Interp    102.2500   9710.23
B1                   2,979,000.00   5.4826   10/02 - 09/32     5.82  4.666   5.2681       200 Interp     99.5469   1389.93
B2                   1,170,000.00   5.4826   10/02 - 09/32     5.82  4.562   6.2778       301 Interp     95.0000    509.47
B3                     851,000.00   5.4826   10/02 - 09/32     5.82  4.446   7.4727       420 Interp     90.0000    342.16
B4                     319,000.00   5.4826   10/02 - 09/32     5.82  4.201  10.1843       692 Interp     80.0000    107.81
B5                     426,000.00   5.4826   10/02 - 09/32     5.82  3.504  19.8940      1663 Interp     55.0000     82.77
B6                     319,676.00   5.4826   10/02 - 09/32     5.82  1.766  67.4327      6416 Interp     16.5000      9.57
AR                         100.00   5.5374   10/02 - 10/02     0.07          0.0000         0 Interp
2A                 145,505,000.00   5.5374   10/02 - 09/32     3.25          0.0000         0 Interp
3A                  27,185,000.00   5.4801   10/02 - 09/32     3.24  2.742   4.6673       223 Interp    101.7656   7619.01

---------------------------------------------------------------------------------------------------------------------------

--------------------------------------
  FHASI02-AR1
--------------------------------------
   Collateral
--------------------------------------
    WAC     WAM     WAL      Dur
     5.723     359     3.32

--------------------------------------
 Accrued    NetNet    Dated     Notes
  Int(M)     (MM)      Date
--------------------------------------
    143.88   34.931  01-Sep-02  WAC
     13.16    2.979  01-Sep-02  WAC
      5.17    1.117  01-Sep-02  WAC
      3.76    0.770  01-Sep-02  WAC
      1.41    0.257  01-Sep-02  WAC
      1.88    0.236  01-Sep-02  WAC
      1.41    0.054  01-Sep-02  WAC
      0.00    0.000  01-Sep-02  WAC
      0.00    0.000  01-Sep-02  WAC
    120.01   27.785  01-Sep-02  WAC

--------------------------------------


Yield Curve
Mat   3MO   6MO   2YR   5YR  10YR   30YR
Yld  1.62  1.57  1.96  3.11  4.08   4.96



9/20/2002 10:42AM
Although this information has been obtained from sources which we believe to be reliable, we do not guarantee its accuracy, and it may be incomplete or condensed. This is for information purposes only and is not intended as an offer or solicitation with respect to the purchase of any security. Offerings made by prospectus only. All herein listed securities subject to availability and change in price. FTN Financial Capital Markets is a division of First Tennessee Bank National Association. FTN Financial Group, through First Tennessee Bank or its affiliates, offers investment products and services.

FHASI 2002-AR1
DEAL SUMMARY AND COLLATERAL

Deal Name                                  FHASI 2002-AR1
Closing Date                                    9/30/2002
1st Pmt Date                                   10/25/2002

                                                                                 149,774,157.00

COLLATERAL REP LINES                          1                    2                    2                    3

                                          COLL GROUP 1        COLL GROUP 2         COLL GROUP 3         COLL GROUP 4
                                             3/1                  5/1             5/1 Int.Only              7/1
Principal Balance                        35,019,808.00      127,399,515.00        22,374,642.00        27,982,811.00
Nbr of Loans                                       210                 237                   43                   58
Gross Coupon                              5.5238196472        5.7818643413         5.6920692274         5.7310778933
Servicing Fee                             0.2740000000        0.2310000000         0.2310000000         0.2510000000
Net Coupon                                5.2498196472        5.5508643413         5.4610692274         5.4800778933
WAM                                                359                 359                  360                  360
Original Term                                      360                 360                  360                  360

Gross Margin                                     2.750               2.750                2.750                2.750
Net Margin                                       2.500               2.500                2.500                2.500
Months to First Adj                                 35                  59                   60                   84
Remaining IO term                                                                            60

Rating Agencies
S&P                      All Bonds
Moodys                   AAA Only


Subordinate Levels                         Combined
           S&P           AAA                2.70%
                         AA                 1.40%
                         A                  0.90%
                         BBB                0.50%
                         BB                 0.35%
                         B                  0.15%
                         UNR

          Fitch          AAA                2.85%


Bonds                                    Prin Balance           Coupon
                                         ------------           ------
           3/1           AAA             34,022,000.00        5.2498196472
           5/1           AAA            145,505,100.00        5.5374499204
           7/1           AAA             27,185,000.00        5.4800778933
          Total AAA      AAA            206,712,100.00                 N/A
                         AA               3,085,000.00        5.4825794175
                         A                1,064,000.00        5.4825794175
                         BBB                851,000.00        5.4825794175
                         BB                 319,000.00        5.4825794175
                         B                  426,000.00        5.4825794175
                         UNR                319,676.00        5.4825794175
                                        --------------
         Total Bonds                    212,776,776.00

FIRST HORIZON HOME LOANS
FHASI 2002-AR1
FINAL BOND SIZES

                                                                                       calced                         final
                                    3/1              5/1             7/1              Combined     stated             rounded
                               -------------    --------------    -------------   ---------------

Scheduled Collateral Balance   35,019,808.32    149,774,157.73    27,982,811.90
Bond Balance                   35,019,808.00    149,774,157.00    27,982,811.00    212,776,776.00   212,776,776.00    212,776,776.00
Coupon                          5.2498196472      5.5374499204     5.4800778933

Subordination           AAA            2.85%             2.85%            2.85%             2.85%            2.85%          2.85025%
                        AA             1.40%             1.40%            1.40%             1.40%            1.40%          1.40038%
                        A              0.90%             0.90%            0.90%             0.90%            0.90%          0.90032%
                        BBB            0.50%             0.50%            0.50%             0.50%            0.50%          0.50037%
                        BB             0.35%             0.35%            0.35%             0.35%            0.35%          0.35045%
                        B              0.15%             0.15%            0.15%             0.15%            0.15%          0.15024%

Bond Splits             AAA    34,021,743.47    145,505,593.53    27,185,300.89    206,712,637.88   206,712,637.88    206,712,100.00
                        AA        507,787.22      2,171,725.28       405,750.76      3,085,263.25     3,085,263.25      3,085,000.00
                        A         175,099.04        748,870.79       139,914.06      1,063,883.88     1,063,883.88      1,064,000.00
                        BBB       140,079.23        599,096.63       111,931.24        851,107.10       851,107.10        851,000.00
                        BB         52,529.71        224,661.24        41,974.22        319,165.16       319,165.16        319,000.00
                        B          70,039.62        299,548.31        55,965.62        425,553.55       425,553.55        426,000.00
                        Unr        52,529.71        224,661.24        41,974.22        319,165.16       319,165.16        319,676.00
                               35,019,808.00    149,774,157.00    27,982,811.00    212,776,776.00   212,776,776.00    212,776,776.00
                               34,021,743.47    145,505,593.53    27,185,300.89
                               34,022,000.00    145,505,100.00    27,185,000.00                                        61,207,000.00
                                  997,808.00      4,269,057.00       797,811.00                                         1,795,619.00
                                                       97.1497             2.85                                         5.3521256272
Final Bond Sizes                                Coupon
3/1                   AAA      34,022,000.00      5.2498196472                                          997,808.00       5238312.043
5/1                   AAA     145,505,100.00      5.5374499204                                        4,269,057.00       23639689.34
7/1                   AAA      27,185,000.00      5.4800778933                                          797,811.00       4372066.424
Total                 AAA     206,712,100.00           N/A                                            6,064,676.00       33250067.81
                      AA        3,085,000.00      5.4825794175                                                                  5.48
                      A         1,064,000.00      5.4825794175
                      BBB         851,000.00      5.4825794175
                      BB          319,000.00      5.4825794175
                      B           426,000.00      5.4825794175
                      UNR         319,676.00      5.4825794175
                              --------------
                              212,776,776.00